MERRILL LYNCH
DISCIPLINED
EQUITY FUND, INC.



FUND LOGO



Semi-Annual Report

November 30, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.


Worldwide Investments
As of 11/30/00

                                         Percent of
Ten Largest Industries                   Net Assets

Technology                                  20.1%
Financial Services                          15.9
Healthcare                                  15.7
Capital Equipment                           10.2
Consumer--Products & Services                7.2
Consumer--Products                           6.2
Energy                                       4.1
Communications                               3.1
Publishing                                   3.0
Electrical Components                        1.9

                                          Percent of
Breakdown of Stocks by Country            Net Assets++

United States                               87.1%
Ireland                                      1.0
Singapore                                    1.0
Canada                                       0.6
Israel                                       0.4

++Total may not equal 100%.


                                          Percent of
Ten Largest Equity Holdings               Net Assets

Tyco International Ltd.                       5.7%
Pfizer Inc.                                   5.7
Danaher Corporation                           4.1
Tellabs, Inc.                                 3.1
Omnicom Group Inc.                            3.0
Federal National Mortgage Association         2.7
Wells Fargo Company                           2.7
Federal Home Loan Mortgage Association        2.6
Tosco Corporation                             2.4
Schering-Plough Corporation                   2.3



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2000


DEAR SHAREHOLDER

For the six months ended November 30, 2000, Merrill Lynch Disciplined Equity Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +2.08%, +1.53%, +1.62% and +1.99%, respectively. This compared with returns of -6.92% for the unmanaged Standard & Poor's 500 (S&P 500) Index and -7.29% for the unmanaged Russell 1000 Index for the same period. The Fund's peer group, the Lipper Multi Cap Core Average, had a total return of -5.96% for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)


Investment Environment
The highly speculative investment environment that persisted throughout most of 1999 and into the first quarter of 2000 witnessed a dramatic reversal in March 2000. This trend, which continues today, was primarily responsible for the Fund's strong relative performance over the six-month period ended November 30, 2000. Our holdings--primarily high-visibility stocks with reasonable valuations and annual growth rates of 15% - 20%--became more fashionable and gained recognition as safe havens from the repercussions of a slowing economy and a growing rash of earnings disappointments from growth stocks with exceedingly high expectations.


Portfolio Matters
The basic positioning of the Fund changed little since our last report to shareholders in May. Our core sectors continued to be healthcare, technology processing and services, financials, consumer staples and services, and diversified industrial growth stocks. For the most part, all of these sectors enjoyed strong relative performance over the past six months as investors turned away from technology stocks. In general, price/earnings multiples in these areas rose substantially, from depressed levels to average or above-average levels on a historical basis. Most of our effort during the period focused on reallocating assets among our core holdings based on valuations or earnings performance, as opposed to altering the overall focus of our investments or adding new stocks. Our cash position recently increased to about 9% of assets as profits were realized on large positions that may be due for some near-term retracement.

We modestly reduced the Fund's weighting in healthcare based on the valuations we saw, while adding to our positions in some large cap technology stocks whose prices had declined sharply. However, earnings prospects for these stocks are unclear at this point, and they still do not represent a significant percentage of the Fund's net assets.

Many of our large holdings helped to enhance performance during the past six months. Diversified industrial growth stocks Tyco International Ltd. and Danaher Corporation both showed impressive earnings despite the slowing economy. Healthcare stocks Schering-Plough Corporation, Pfizer Inc., Pharmacia Corporation, ALZA Corporation, Elan Corporation PLC and Biovail Corporation all benefited from ebbing worry over government intervention, as did our large combined weighting in the government-sponsored agencies Federal Home Loan Mortgage Association and Federal National Mortgage Association. In the technology area, our focus on stable growth processors and service companies paid off, as these stocks gained popularity with technology investors who had become more cautious and valuation sensitive. Fiserv, Inc., Affiliated Computer Services, Inc., The BISYS Group, Inc., Sungard Data Systems Inc. and Concord EFS, Inc. all contributed significantly to the Fund's performance.

Negative offsets during the six-month period ended November 30, 2000 included major earnings disappointments from two technology holdings: American Power Conversion Corporation and Computer Associates International, Inc. Long-distance company WorldCom, Inc. continued to display weak revenue growth prospects and Lowe's Companies, Inc. did not perform well, enduring slow traffic at its home-improvement centers. In accordance with our usual practice, we trimmed or sold our weightings in these names based on the expectation that the trends that precipitated the fundamental disappointment will likely continue for a while. This strategy allowed us to optimize asset allocation for near-term performance while also harvesting losses to offset gains for tax purposes.

Looking ahead, our primary task will be to properly time a repositioning of assets toward stocks that could benefit more directly from an easing policy by the Federal Reserve Board. This will depend largely upon the magnitude of the economic slowdown. If the economy experiences a soft landing, we are prepared to act sooner. Should a hard-landing scenario play out, our current positioning is more appropriate. Our experience with valuation sensitivity, which allowed us to avoid being drawn deeply into the "new-era" thinking that prevailed a year ago, should allow us to spot most excesses in this regard and prompt a prudent reallocation of assets.

In Conclusion
We thank you for your investment in Merrill Lynch Disciplined Equity Fund, Inc., and we look forward to reviewing our investment strategy with you again in our next report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



(George H. Burwell)
George H. Burwell
Senior Vice President and
Portfolio Manager

December 29, 2000



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
One Year Ended 9/30/00                    +19.56%        +13.28%
Inception (6/25/99) through 9/30/00       + 6.42         + 1.99

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*
One Year Ended 9/30/00                    +18.27%        +14.27%
Inception (6/25/99) through 9/30/00       + 5.33         + 2.99

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*
One Year Ended 9/30/00                    +18.27%        +17.27%
Inception (6/25/99) through 9/30/00       + 5.33         + 5.33

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*
One Year Ended 9/30/00                    +19.12%        +12.86%
Inception (6/25/99) through 9/30/00       + 6.11         + 1.69

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*

                                                       6-Month           12-Month       Since Inception
As of November 30, 2000                              Total Return      Total Return       Total Return
ML Disciplined Equity Fund, Inc. Class A Shares          +2.08%           +13.91%            +8.10%
ML Disciplined Equity Fund, Inc. Class B Shares          +1.53            +12.70             +6.50
ML Disciplined Equity Fund, Inc. Class C Shares          +1.62            +12.70             +6.50
ML Disciplined Equity Fund, Inc. Class D Shares          +1.99            +13.61             +7.70

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/25/99.

SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                      Shares                                                                       Percent of
COUNTRY        Industries              Held                 Common Stocks                      Cost        Value   Net Assets
Canada         Healthcare              14,000 ++Biovail Corporation                      $    307,019     $    458,500    0.6%

                                                Total Common Stocks in Canada                 307,019          458,500    0.6


Ireland        Healthcare              16,000 ++Elan Corporation PLC (ADR)(a)                 436,599          863,000    1.0

                                                Total Common Stocks in Ireland                436,599          863,000    1.0


Israel         Electrical Products      7,500   Orbotech, Ltd.                                483,295          333,281    0.4

                                                Total Common Stocks in Israel                 483,295          333,281    0.4


Singapore      Electronic Components   32,500 ++Flextronics International Ltd.                922,368          812,500    1.0

                                                Total Common Stocks in Singapore              922,368          812,500    1.0



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
                                      Shares                                                                       Percent of
COUNTRY        Industries              Held                 Common Stocks                      Cost        Value   Net Assets
United         Basic Industries        20,000   Martin Marietta Materials, Inc.          $    804,950     $    787,600    0.9%
States
               Capital Equipment       25,000 ++American Power Conversion Corporation         474,457          293,750    0.4
                                       52,200   Danaher Corporation                         2,329,533        3,402,787    4.1
                                       89,500   Tyco International Ltd.                     3,477,194        4,721,125    5.7
                                                                                         ------------     ------------  ------
                                                                                            6,281,184        8,417,662   10.2

               Communications          24,000   ALLTEL Corporation                          1,516,087        1,470,000    1.8
                                       12,500   Verizon Communications                        720,563          702,344    0.8
                                       25,000 ++WorldCom, Inc.                              1,219,269          373,438    0.5
                                                                                         ------------     ------------  ------
                                                                                            3,455,919        2,545,782    3.1

               Consumer--Products      32,400   Anheuser-Busch Companies, Inc.              1,221,760        1,536,975    1.9
                                       13,400   Cardinal Health, Inc.                         527,445        1,339,162    1.6
                                       38,000 ++The Kroger Co.                                981,030        1,007,000    1.2
                                       32,500   Masco Corporation                             668,491          627,656    0.8
                                       13,500   Nike, Inc. (Class B)                          636,676          575,438    0.7
                                                                                         ------------     ------------  ------
                                                                                            4,035,402        5,086,231    6.2

               Consumer--              10,000 ++CDW Computer Centers, Inc                     329,112          456,250    0.5
               Products &              33,000   The Interpublic Group of Companies,
               Services                         Inc.                                        1,304,269        1,289,062    1.6
                                       70,500   Intimate Brands, Inc.                       1,463,836        1,053,094    1.3
                                       26,100   Lowe's Companies, Inc.                      1,174,015        1,045,631    1.3
                                       12,000   RadioShack Corporation                        597,796          562,500    0.7
                                       19,000 ++Safeway Inc.                                  901,318        1,119,813    1.3
                                        7,000 ++Whole Foods Market, Inc.                      255,875          410,375    0.5
                                                                                         ------------     ------------  ------
                                                                                            6,026,221        5,936,725    7.2

               Electronic              14,000 ++Amphenol Corp. (Class A)                      721,931          747,250    0.9
               Components

               Energy                  16,200   Exxon Mobil Corporation                     1,361,436        1,425,600    1.7
                                       67,000   Tosco Corporation                           1,907,359        1,922,063    2.4
                                                                                         ------------     ------------  ------
                                                                                            3,268,795        3,347,663    4.1

               Financial Services      13,300   AFLAC Incorporated                            567,119          935,987    1.1
                                       12,187   American International Group, Inc.            775,077        1,181,377    1.4
                                       32,000 ++The BISYS Group, Inc.                         739,625        1,372,000    1.7
                                       26,300   The Bank of New York Company, Inc.            933,803        1,451,431    1.8
                                       23,625   Charter One Financial, Inc.                   528,750          567,000    0.7
                                       36,100   Federal Home Loan Mortgage Association      1,875,361        2,181,794    2.6
                                       28,500   Federal National Mortgage Association       1,794,370        2,251,500    2.7
                                       22,000   John Hancock Financial Services, Inc.         678,940          693,000    0.8
                                       10,000   MetLife, Inc.                                 142,500          296,250    0.4
                                       46,000   Wells Fargo Company                         2,049,983        2,182,125    2.7
                                                                                         ------------     ------------  ------
                                                                                           10,085,528       13,112,464   15.9

               Healthcare              11,000 ++ALZA Corporation                              238,549          488,125    0.6
                                       23,000   Biomet, Inc.                                  571,385          851,000    1.0
                                       24,900   Ecolab Inc.                                 1,074,894        1,081,594    1.3
                                       26,000   HCA-The Healthcare Corporation                770,680        1,077,375    1.3
                                      105,000   Pfizer Inc.                                 3,896,850        4,652,813    5.7
                                       26,000   Pharmacia Corporation                       1,400,895        1,586,000    1.9
                                       34,200   Schering-Plough Corporation                 1,633,140        1,917,338    2.3
                                                                                         ------------     ------------  ------
                                                                                            9,586,393       11,654,245   14.1

               Machinery &             10,500 ++SPX Corporation                               969,767        1,111,031    1.4
               Machine Tools

               Publishing              32,000   Omnicom Group Inc.                          2,327,934        2,516,000    3.0
               Technology              26,000 ++Affiliated Computer Services, Inc.
                                                (Class A)                                     839,935        1,462,500    1.8
                                       32,500 ++Altera Corporation                          1,500,860          777,969    0.9
                                       19,000 ++Artesyn Technologies, Inc.                    469,750          650,750    0.8
                                       52,000 ++CommScope, Inc.                             1,725,309          880,750    1.1
                                       15,700 ++Computer Sciences Corporation                 985,810        1,070,544    1.3
                                       30,000 ++Concord EFS, Inc.                             573,125        1,306,875    1.6
                                       25,000 ++Dell Computer Corporation                     884,212          479,687    0.6
                                       16,000 ++Dycom Industries, Inc.                        687,507          598,000    0.7
                                       24,000   Electronic Data Systems Corporation         1,516,255        1,270,500    1.5
                                       23,800 ++Fiserv, Inc.                                  675,475        1,328,337    1.6
                                       30,000   Intel Corporation                           1,445,249        1,141,875    1.4
                                       12,500   International Business Machines
                                                Corporation                                 1,541,119        1,168,750    1.4
                                        6,500 ++Microsoft Corporation                         421,647          372,938    0.5
                                       29,800 ++Sungard Data Systems Inc.                   1,035,954        1,462,063    1.8
                                       48,500 ++Tellabs, Inc.                               2,624,444        2,567,469    3.1
                                                                                         ------------     ------------  ------
                                                                                           16,926,651       16,539,007   20.1

                                                Total Common Stocks in the
                                                United States                              64,490,675       71,801,660   87.1


                                                Total Investments in Common Stocks         66,639,956       74,268,941   90.1

                                    Face
                                   Amount                 Short-Term Securities

               Commercial        US$3,869,000   General Motors Acceptance Corp., 6.56%
               Paper*                           due 12/01/2000                              3,869,000        3,869,000    4.7
                                      535,000   Metropolitan Life Insurance Company,
                                                6.50% due 12/07/2000                          534,420          534,420    0.7
                                    3,000,000   Verizon Global Funding, 6.55% due
                                                1/08/2001                                   2,979,258        2,979,258    3.6

                                                Total Investments in Short-Term
                                                Securities                                  7,382,678        7,382,678    9.0


               Total Investments                                                         $ 74,022,634       81,651,619   99.1
                                                                                         ------------
               Other Assets Less Liabilities                                                                   735,572    0.9
                                                                                                          ------------  ------
               Net Assets                                                                                 $ 82,387,191  100.0%
                                                                                                          ============  ======

(a)American Depositary Receipts (ADR).
*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2000


STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 2000
Assets:             Investments, at value (identified cost--$74,022,634)                                    $ 81,651,619
                    Cash                                                                                             733
                    Receivables:
                      Securities sold                                                      $  1,252,285
                      Capital shares sold                                                       278,146
                      Dividends                                                                  71,691        1,602,122
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    98,370
                                                                                                            ------------
                    Total assets                                                                              83,352,844
                                                                                                            ============

Liabilities:        Payables:
                      Securities purchased                                                      586,781
                      Capital shares redeemed                                                   133,914
                      Distributor                                                                56,333
                      Investment adviser                                                         40,118          817,146
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       148,507
                                                                                                            ------------
                    Total liabilities                                                                            965,653
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 82,387,191
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $     70,806
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            507,599
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            103,880
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             89,350
                    Paid-in capital in excess of par                                                          76,360,134
                    Accumulated investment loss--net                                                           (470,420)
                    Accumulated realized capital loss on investments--net                                    (1,903,143)
                    Unrealized appreciation on investments--net                                                7,628,985
                                                                                                            ------------
                    Net assets                                                                              $ 82,387,191
                                                                                                            ------------

Net Asset           Class A--Based on net assets of $7,651,212 and 708,057 shares
Value:              outstanding                                                                             $      10.81
                                                                                                            ============
                    Class B--Based on net assets of $54,054,479 and 5,075,989 shares
                    outstanding                                                                             $      10.65
                                                                                                            ============
                    Class C--Based on net assets of $11,060,793 and 1,038,800 shares
                    outstanding                                                                             $      10.65
                                                                                                            ============
                    Class D--Based on net assets of $9,620,707 and 893,497 shares
                    outstanding                                                                             $      10.77
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 2000
Investment          Dividends                                                                               $    246,446
Income:             Interest and discount earned                                                                 118,980
                                                                                                            ------------
                    Total income                                                                                 365,426
                                                                                                            ------------

Expenses:           Account maintenance and distribution fees--Class B                     $    277,400
                    Investment advisory fees                                                    272,072
                    Registration fees                                                            56,017
                    Account maintenance and distribution fees--Class C                           55,578
                    Professional fees                                                            31,429
                    Accounting services                                                          29,857
                    Transfer agent fees--Class B                                                 28,416
                    Printing and shareholder reports                                             23,534
                    Directors' fees and expenses                                                 21,194
                    Custodian fees                                                               13,057
                    Account maintenance fees--Class D                                            12,385
                    Transfer agent fees--Class C                                                  6,154
                    Transfer agent fees--Class D                                                  4,108
                    Transfer agent fees--Class A                                                  3,066
                    Other                                                                         1,579
                                                                                           ------------
                    Total expenses                                                                               835,846
                                                                                                            ------------
                    Investment loss--net                                                                       (470,420)
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            354,208
Unrealized          Change in unrealized appreciation on investments--net                                      1,504,198
Gain on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  1,387,986
--Net:                                                                                                      ============

                    See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                             For the
                                                                                             For the          Period
                                                                                            Six Months      June 25,
                                                                                              Ended         1999++ to
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 2000    May 31, 2000
Operations:         Investment loss--net                                                   $  (470,420)     $  (990,382)
                    Realized gain (loss) on investments--net                                    354,208      (2,257,351)
                    Change in unrealized appreciation on investments--net                     1,504,198        6,124,787
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,387,986        2,877,054
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions:       share transactions                                                      (3,744,972)       81,767,123
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (2,356,986)       84,644,177
                    Beginning of period                                                      84,744,177          100,000
                                                                                           ------------     ------------
                    End of period                                                          $ 82,387,191     $ 84,744,177
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                          Class A                       Class B
The following per share data and ratios have been derived from   For the         For the        For the        For the
information provided in the financial statements.               Six Months     Period June     Six Months    Period June
                                                                  Ended       25, 1999++ to      Ended      25, 1999++ to
Increase (Decrease) in Net Asset Value:                       Nov. 30, 2000    May 31, 2000  Nov. 30, 2000   May 31, 2000
Per Share           Net asset value, beginning of period         $     10.59   $     10.00    $     10.49    $     10.00
Operating                                                        -----------   -----------    -----------    -----------
Performance:        Investment loss--net                               (.01)         (.03)          (.07)          (.14)
                    Realized and unrealized gain on
                    investments--net                                     .23           .62            .23            .63
                                                                 -----------   -----------    -----------    -----------
                    Total from investment operations                     .22           .59            .16            .49
                                                                 -----------   -----------    -----------    -----------
                    Net asset value, end of period               $     10.81   $     10.59    $     10.65    $     10.49
                                                                 ===========   ===========    ===========    ===========

Total Investment    Based on net asset value per share              2.08%+++      5.90%+++       1.53%+++       4.90%+++
Return:**                                                        ===========   ===========    ===========    ===========

Ratios to Average   Expenses                                          1.17%*        1.59%*         2.17%*         2.36%*
Net Assets:                                                      ===========   ===========    ===========    ===========
                    Investment loss--net                             (.29%)*       (.31%)*       (1.30%)*       (1.36%)*
                                                                 ===========   ===========    ===========    ===========

Supplemental        Net assets, end of period (in thousands)     $     7,651   $     6,420    $    54,054    $    56,455
Data:                                                            ===========   ===========    ===========    ===========
                    Portfolio turnover                                36.70%       113.76%         36.70%        113.76%
                                                                 ===========   ===========    ===========    ===========


                                                                             Class C                      Class D
The following per share data and ratios have been derived from   For the         For the        For the        For the
information provided in the financial statements.               Six Months     Period June     Six Months    Period June
                                                                  Ended       25, 1999++ to      Ended      25, 1999++ to
Increase (Decrease) in Net Asset Value:                       Nov. 30, 2000    May 31, 2000  Nov. 30, 2000   May 31, 2000
Per Share           Net asset value, beginning of period         $     10.48   $     10.00    $     10.56    $     10.00
Operating                                                        -----------   -----------    -----------    -----------
Performance:        Investment loss--net                               (.07)         (.15)          (.03)          (.06)
                    Realized and unrealized gain on
                    investments--net                                     .24           .63            .24            .62
                                                                 -----------   -----------    -----------    -----------
                    Total from investment operations                     .17           .48            .21            .56
                                                                 -----------   -----------    -----------    -----------
                    Net asset value, end of period               $     10.65   $     10.48    $     10.77    $     10.56
                                                                 ===========   ===========    ===========    ===========

Total Investment    Based on net asset value per share              1.62%+++      4.80%+++       1.99%+++       5.60%+++
Return:**                                                        ===========   ===========    ===========    ===========

Ratios to Average   Expenses                                          2.18%*        2.37%*         1.40%*         1.59%*
Net Assets:                                                      ===========   ===========    ===========    ===========
                    Investment loss--net                            (1.31%)*      (1.36%)*        (.53%)*        (.58%)*
                                                                 ===========   ===========    ===========    ===========

Supplemental        Net assets, end of period (in thousands)     $    11,061   $    11,488    $     9,621    $    10,381
Data:                                                            ===========   ===========    ===========    ===========
                    Portfolio turnover                                36.70%       113.76%         36.70%        113.76%
                                                                 ===========   ===========    ===========    ===========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective June 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of May 31, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account        Distribution
                                       Maintenance Fee       Fee

Class B                                      .25%           .75%
Class C                                      .25%           .75%
Class D                                      .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                 FAMD     MLPF&S

Class A                          $633     $ 4,845
Class D                          $714     $10,987

For the six months ended November 30, 2000, MLPF&S received contingent deferred sales charges of $115,321 and $3,114 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $1,545 relating to transactions subject to front-end sales charge waivers in Class D Shares.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


In addition, MLPF&S received $3,170 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2000 were $29,384,721 and $39,827,658, respectively.

Net realized gains for the six months ended November 30, 2000 and net unrealized gains as of November 30, 2000 were as follows:

                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments             $   354,208   $  7,628,985
                                  -----------   ------------
Total                             $   354,208   $  7,628,985
                                  ===========   ============


As of November 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $7,628,985, of which $13,220,907 related to appreciated securities and $5,591,922 related to depreciated securities. At November 30, 2000, the aggregate cost of investments for Federal income tax purposes was $74,022,634.


4. Capital Share Transactions:
The net increase (decrease) in net assets derived from capital share transactions was $(3,744,972) and $81,767,123 for the six months ended November 30, 2000 and for the period June 25, 1999 to May 31, 2000, respectively.

Transactions in shares for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended November 30, 2000               Shares        Amount

Shares sold                           245,698   $  2,636,708
Shares redeemed                     (144,104)    (1,568,152)
                                 ------------   ------------
Net increase                          101,594   $  1,068,556
                                 ============   ============

Class A Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         1,078,139   $ 10,772,455
Shares redeemed                     (474,176)    (4,505,916)
                                 ------------   ------------
Net increase                          603,963   $  6,266,539
                                 ============   ============

++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLIM for $25,000.


Class B Shares for the Six Months                   Dollar
Ended November 30, 2000               Shares        Amount

Shares sold                           358,039   $  3,822,678
Shares redeemed                     (645,511)    (6,868,489)
Automatic conversion of shares       (20,660)      (219,554)
                                 ------------   ------------
Net decrease                        (308,132)  $ (3,265,365)
                                 ============   ============


Class B Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         7,163,503   $ 71,279,772
Shares redeemed                   (1,772,672)   (16,826,050)
Automatic conversion of shares        (9,210)       (86,434)
                                 ------------   ------------
Net increase                        5,381,621   $ 54,367,288
                                 ============   ============

++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLIM for $25,000.


Class C Shares for the Six Months                   Dollar
Ended November 30, 2000               Shares        Amount

Shares sold                           141,057   $  1,518,933
Shares redeemed                     (197,988)    (2,119,162)
                                 ------------   ------------
Net decrease                         (56,931)  $   (600,229)
                                 ============   ============


Class C Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         1,760,505   $ 17,487,162
Shares redeemed                     (667,274)    (6,283,807)
                                 ------------   ------------
Net increase                        1,093,231   $ 11,203,355
                                 ============   ============

++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLIM for $25,000.


Class D Shares for the Six Months                   Dollar
Ended November 30, 2000               Shares        Amount

Shares sold                            71,364   $    772,345
Automatic conversion of shares         20,487        219,554
                                 ------------   ------------
Total issued                           91,851        991,899
Shares redeemed                     (181,307)    (1,939,833)
                                 ------------   ------------
Net decrease                         (89,456)  $   (947,934)
                                 ============   ============


Class D Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         1,589,682   $ 15,787,096
Automatic conversion of shares          9,172         86,434
                                 ------------   ------------
Total issued                        1,598,854     15,873,530
Shares redeemed                     (618,401)    (5,943,589)
                                 ------------   ------------
Net increase                          980,453   $  9,929,941
                                 ============   ============

++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLIM for $25,000.


5. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $2,054,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
George H. Burwell, Senior Vice President and
   Portfolio Manager
Robert C. Doll Jr., Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Jack B. Sunderland and Arthur Zeikel, Directors of Merrill Lynch
Disciplined Equity Fund, Inc. have recently retired. The Fund's
Board of Directors wishes Messrs. Sunderland and Zeikel well in their retirements.